UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 3, 2008

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On March 3, 2008, PECO Energy Company (PECO) issued $500 million aggregate principal amount of its First and Refunding Mortgage Bonds, 5.35% Series due March 1, 2018 (the Bonds). See Item 2.03 below for a description of the Bonds and related agreements.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 3, 2008, PECO issued $500 million aggregate principal amount of its First and Refunding Mortgage Bonds, 5.35% Series due March 1, 2018. The Bonds were issued pursuant to PECO’s First and Refunding Mortgage, dated as of May 1, 1923 as amended and supplemented and as further amended and supplemented by the One Hundred and Fourth Mortgage, and a One Hundred and Fourth Supplemental Indenture, dated as of February 15, 2008 (Supplemental Indenture). The Bonds were registered under the Securities Act of 1933, as amended, pursuant to a post-effective amendment to an automatic shelf registration statement on Form S-3 (Registration No. 333-146260), which became effective upon filing with the Securities and Exchange Commission (SEC) on December 12, 2007.

The proceeds of the Bonds will be used to refund commercial paper borrowings and for general corporate purposes.

The Bonds carry an interest rate of 5.35% per annum, which is payable semi-annually on March 1 and September 1, commencing September 1, 2008. The Bonds are redeemable at any time at PECO’s option at a “make-whole” redemption price calculated as provided in the Supplemental Indenture. A copy of the Supplemental Indenture, which establishes the terms of the Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the Bonds, Ballard Spahr Andrews & Ingersoll, LLP provided PECO with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement, dated February 25, 2008, among PECO and Goldman, Sachs & Co., Lehman Brothers Inc., and BNY Capital Markets Inc., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-146260, as noted below:

Exhibit No.	Registration Statement Exhibit No.	Description
1.1	1.1.2	Underwriting Agreement dated February 25, 2008 among PECO and Goldman, Sachs & Co., Lehman Brothers Inc., and BNY Capital Markets Inc., as representatives of the several underwriters named therein.

4.1	4.19.1	One Hundred and Fourth Supplemental Indenture dated as of February 15, 2008 from PECO U.S. Bank National Association, as trustee.

5.1	5.2.1	Exhibit 5 Opinion dated March 3, 2008 of Ballard Spahr Andrews & Ingersoll, LLP.

8.1	8.1.2	Exhibit 8 Opinion dated March 3, 2008 of Ballard Spahr Andrews & Ingersoll, LLP.

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) PECO’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; and (2) other factors discussed in filings with the SEC by PECO. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. PECO does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO ENERGY COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President and Chief Financial Officer
PECO Energy Company

March 3, 2008

EXHIBIT INDEX

Exhibit No.	Registration Statement Exhibit No.	Description
1.1	1.1.2	Underwriting Agreement dated February 25, 2008 among PECO and Goldman, Sachs & Co., Lehman Brothers Inc., and BNY Capital Markets Inc., as representatives of the several underwriters named therein.

4.1	4.19.1	One Hundred and Fourth Supplemental Indenture dated as of February 15, 2008 from PECO U.S. Bank National Association, as trustee.

5.1	5.2.1	Exhibit 5 Opinion dated March 3, 2008 of Ballard Spahr Andrews & Ingersoll, LLP.

8.1	8.1.2	Exhibit 8 Opinion dated March 3, 2008 of Ballard Spahr Andrews & Ingersoll, LLP.